UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 28, 2026

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Chief Executive Officer and Director. On August 28, 2026, Mr. Nicholas Tsahalis, Chief Executive Officer of Reliability, Inc. (“Company”), responsible for The Maslow Media Group, Inc., a wholly named subsidiary of the Company, has mutually agreed to leave his position with the Company effective August 21, 2026. Mr. Tsahalis also agreed to leave the Board of Directors. In connection with his departure, the Company and Mr. Tsahalis entered into a Separation and Release Agreement (the “Separation Agreement”), which became effective August 28, 2026, upon expiration of its revocation period.

Under the Separation Agreement, the Company will (i) continue to pay Mr. Tsahalis’s base salary of $287,800 for twelve months following August 21, 2026, and (ii) pay for COBRA continuation coverage through December 31, 2026. These payments are made in lieu of the lump-sum severance payment of $287,800 which may have been payable within 60 days of termination, to which Mr. Tsahalis may have otherwise have been entitled under his employment agreement with the Company. The foregoing description is qualified in its entirety by reference to the Separation Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c) Appointment of Certain Officers. The Board approved the following officer appointments, effective September 2, 2026:

Mark Speck was appointed President of the Company and its wholly owned subsidiary, Maslow Media Group, Inc. (“MMG”), and will continue to serve as Chief Financial Officer of both entities, a role he has held with the Company since October 2019 and with MMG since April 2019.

John Pickeral was appointed Executive Vice President and Chief Operating Officer of the Company and MMG. Mr. Pickeral joined MMG in July 2025 as Vice President of Client Development.

Neither Mr. Speck nor Mr. Pickeral has any arrangement or understanding with any other person pursuant to which he was selected as an officer, has a family relationship with any director or executive officer of the Company, or is a party to a transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1 — Separation and Release Agreement, dated August 20, 2026, by and between Reliability, Incorporated and Nick Tsahalis.

Exhibit 104 — Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

By:	/s/ Mark R. Speck
Mark R. Speck
President and Chief Financial Officer

Date: September 2, 2026